SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                               December 6, 1999

                                   AT&T CORP.
                                   ----------
               (Exact name of registrant as specified in charter)

                                    New York
                                    --------
                 (State or other jurisdiction of incorporation)

                 1-1105                                13-4924710
         (Commission File No.)              (IRS employer identification no.)

     32 Avenue of the Americas, New York, New York             10013-3412
     ---------------------------------------------             ----------
       (Address of principal executive offices)                (Zip Code)

             Registrant's telephone number, including area code:
                                (212) 387-5400

Form 8-K
AT&T Corp.
December 6, 1999

ITEM 5.     OTHER EVENTS

                  On December 6, 1999, AT&T Corp. (the "Company") issued two press releases that included information presented by the Company at a meeting with analysts held on December 6, 1999. The press releases are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits.


                  99.1  Press release, dated December 6, 1999

                  99.2  Press release, dated December 6, 1999

Form 8-K
AT&T Corp.
December 6, 1999

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AT&T CORP.


                                      By: /s/ Marilyn J. Wasser
                                              ---------------------------------
                                      Name:   Marilyn J. Wasser
                                      Title:  Vice President - Law and Secretary



Date:  December 6, 1999

                                  EXHIBIT INDEX

 Exhibit
   No.          Description
 -------        -----------

  99.1          Press release, dated December 6, 1999

  99.2          Press release, dated December 6, 1999